J.R. Billingsley
                              3157 West 33rd Avenue
                                 Vancouver, B.C.
                                     V6N 2G6



September 29, 1998


Via Hand Delivered

Mr. Thornton Donaldson
President
Uranium Power Corporation
#206, 475 Howe Street
Vancouver, B.C.
V6C 2B3


Dear Mr. Donaldson:

Regarding the Agreement dated July 29, 1998 between J.R. Billingsley and Uranium Power Corporation concerning exploration of claim S-106087, northern mining district, Saskatchewan.

For consideration of $2,000.00 (two thousand) dollars received from Uranium Power Corporation, I hereby extend the expiry date of the Agreement from Oct. 1, 1998 to March 1, 1999.

Yours sincerely,


/s/  J. R. Billingsley
--------------------------------
J.R. Billingsley

                                J.R. BILLINGSLEY
                        3157 W. 33RD AVE. VANCOUVER, B.C.
                                     V6N2G6
                              PHONE (604) 261-6455
                               FAX: (604) 261-6405



February 22, 1999


Mr. Thornton Donaldson
President,
Uranium Power Corporation
#206, 475 Howe street
Vancouver, B. C.
V6C2B3


Dear Mr. Donaldson:

Regarding the Agreement dated July 29, 1998 between J. R. Billingsley and Uranium Power Corporation concerning claim S-106087, Northern Mining District, Saskatchewan; For consideration of $1000.00 (one thousand dollars) to be paid on completion of Uranium Power Corporation's initial public financing, I hereby extend the expiry date of the Agreement from March 1, 1999 to July 1, 1999.


Your's sincerely

/s/     J. R. Billingsley
--------------------------------
J. R. Billingsley

                                J.R. BILLINGSLEY
                        3157 W. 33RD AVE. VANCOUVER, B.C.
                                     V6N2G6

                              PHONE (604) 261-6455
                               FAX: (604) 261-6405




June 30, 1999



Mr. Thornton Donaldson
President,
Uranium Power Corporation
#206, 475 Howe street
Vancouver, B. C.
V6C2B3



Dear Mr. Donaldson.

Regarding the Agreement dated July 29, 1998 between J. R. Billingsley and Uranium Power Corporation Concerning Claim S-106087, Northern Mining District, Saskatchewan; For the consideration of $2000.00 (two thousand dollars) to be paid when Uranium Power Corporation receives it's initial funding, I hereby extend the expiry date of the Agreement to December 1, 1999.


Your's sincerely

/s/     J. R. Billingsley
---------------------------------
J. R. Billingsley